THE PURISIMA FUNDS

Supplement dated January 20, 2015
to the Statement of Additional Information dated December 31, 2014

The following revision to The Purisima Funds’ Statement of Additional Information (“SAI”) is effective immediately.

The following disclosure is added as the last sentence to the fifth paragraph under the heading “Advisory Services for the Funds” in the section entitled “SERVICES PROVIDED TO THE FUNDS”:

As of January 20, 2015, the Adviser has voluntarily agreed to waive the management fee for the All-Purpose Fund because a substantial portion of the assets invested in the Fund is expected to be from client accounts separately managed by the Adviser.

Please keep this Supplement with your Statement of Additional Information.